    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 6, 1997

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                             FINE HOST CORPORATION
             (Exact name of registrant as specified in its charter)

                DELAWARE                                    5812                                   06-1156070
    (State or other jurisdiction of             (Primary Standard Industrial                    (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                   Identification No.)

                         ------------------------------

                            3 GREENWICH OFFICE PARK
                          GREENWICH, CONNECTICUT 06831
                                 (203) 629-4320
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                         ------------------------------

                               RICHARD E. KERLEY
                                   PRESIDENT
                             FINE HOST CORPORATION
                            3 GREENWICH OFFICE PARK
                          GREENWICH, CONNECTICUT 06831
                                 (203) 629-4320
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

        STEVEN J. GARTNER, ESQ.                          MARK G. BORDEN, ESQ.
        WILLKIE FARR & GALLAGHER                         BRENT B. SILER, ESQ.
          ONE CITICORP CENTER                             HALE AND DORR LLP
          153 EAST 53RD STREET                             60 STATE STREET
        NEW YORK, NEW YORK 10022                     BOSTON, MASSACHUSETTS 02109
             (212) 821-8000                                 (617) 526-6000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: /X/ ______333-19909
______

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / / ______________________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                     PROPOSED MAXIMUM       PROPOSED MAXIMUM
          TITLE OF EACH CLASS OF                AMOUNT TO BE          OFFERING PRICE       AGGREGATE OFFERING
       SECURITIES TO BE REGISTERED              REGISTERED(1)          PER SHARE(2)             PRICE(2)
Common Stock, $.01 par value..............         575,000                $23.50               $13,512,500

          TITLE OF EACH CLASS OF                  AMOUNT OF
       SECURITIES TO BE REGISTERED            REGISTRATION FEE
Common Stock, $.01 par value..............         $4,095

(1) Includes 75,000 shares which may be sold pursuant to the Underwriters' over-allotment option.

(2) Based on the offering price of $23.50 per share.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    The information in the Registration Statement on Form S-1 filed by Fine Host Corporation with the Securities and Exchange Commission (File No. 333-19909) pursuant to the Securities Act of 1933, as amended, and declared effective on February 6, 1997 is incorporated by reference into this Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in New York, New York on February 6, 1997.

                                FINE HOST CORPORATION

                                By:            /s/ RICHARD E. KERLEY
                                     -----------------------------------------
                                                 Richard E. Kerley
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ RICHARD E. KERLEY       President and Chief          February 6, 1997
------------------------------    Executive
      Richard E. Kerley           Officer and Director
                                  (Principal
                                  Executive Officer)

              *                 Senior Vice President and    February 6, 1997
------------------------------    Chief
       Nelson A. Barber           Financial Officer
                                  (Principal
                                  Financial and Accounting
                                  Officer)

              *                 Executive Vice President     February 6, 1997
------------------------------    and
      Randall K. Ziegler          Director

              *                 Chairman of the Board of     February 6, 1997
------------------------------    Directors
      William R. Berkley

              *                 Director                     February 6, 1997
------------------------------
       Andrew M. Bursky

              *                 Director                     February 6, 1997
------------------------------
      Catherine B. James

              *                 Director                     February 6, 1997
------------------------------
       Joshua A. Polan

              *                 Director                     February 6, 1997
------------------------------
      Ronald E. Blaylock

              *                 Director                     February 6, 1997
------------------------------
       Jack H. Nusbaum

*By:    /s/ RICHARD E. KERLEY
      -------------------------
          Richard E. Kerley
          ATTORNEY-IN-FACT

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement pursuant to Rule 462(b) of our report dated May 24, 1996 (June 25, 1996 as to Note 18) appearing in the Prospectus which is a part of Amendment No. 1 to Registration Statement No. 333-19909 of Fine Host Corporation, and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

Deloitte & Touche LLP
New York, New York
February 6, 1997